Fiscal 2020 Asset Acquisition	12 Months Ended
Dec. 31, 2020
Business Combinations [Abstract]
Fiscal 2020 Asset Acquisition
2.	Fiscal 2020 Asset Acquisition
On November 25, 2020, we acquired certain technologies from TruTouch Technologies, Inc. (“Trutouch”). The consideration for the purchased technology was $3.1 million and consisted of $0.8 million in cash and $2.3 million in equity. The cash payments consisted of $0.3 million paid prior to the close of the transaction, and an additional $0.5 million to be paid in April 2021. The equity component of the consideration was 139,879 shares of ordinary stock in Rockley Photonics Limited, with a fair value of $16.43 per share or $2.3 million in total.
We accounted for the transaction as an asset acquisition as substantially all of the estimated fair value of the gross assets acquired was concentrated in a single identified asset, in-process
research & development (“IPR&D”), thus satisfying the requirements of the screen test in ASU
2017-1.
We allocated the total purchase price consideration of $3.1 million to IPR&D asset as the asset was purchased solely for the research and development activities and will be incorporated in efforts and milestones to be undertaken by the Company to design and develop a new application in order to expand its presence in the healthcare and well-being markets (which the Company has determined to be the alternative future use of the asset). The IPR&D asset is reported as an indefinite-lived intangible asset and subject to impairment whenever events or changes in circumstances indicate that the carrying amount of the asset might not be recoverable. Upon completion of our new product development cycle that incorporates Trutouch technology, the IPR&D asset will be amortized over the useful life of the developed technology that underpins our product. In the event the Company abandons the project, the entire IPR&D asset will be written off in full.